Exhibit 99.2
Furmanite Corporation QUARTER ENDED MARCH 31, 2010 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer

safe harbor statement Certain of the Company's statements in this presentation are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed most recently in this presentation and the Company's Form 10-K as of December 31, 2009 filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 3 3 5/7/2010

5 Furmanite Corporation Review of Q1 2010 Charles R. Cox, Chairman & CEO 5/7/2010

7 Furmanite Corporation Q1 2010 Financial Review Robert S. Muff, Principal Financial Officer 5/7/2010

Consolidated Income Statements ($ in 000s except per share amounts) (Unaudited) 5/7/2010 9 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended March 31, March 31, March 31, March 31, March 31, 2010 2009 Change Revenues $ 66,435 $ 63,032 $ 3,403 Costs and expenses: Operating costs 45,662 42,578 3,084 Depreciation and amortization expense 1,549 1,343 206 Selling, general and administrative expense 18,763 17,471 1,292 Operating income 461 1,640 (1,179) Interest income and other income (expense), net 342 (94) 436 Interest expense (241) (293) 52 Income before income taxes 562 1,253 (691) Income tax expense (171) (373) 202 Net income $ 391 $ 880 (489) Earnings per common share - Diluted $ 0.01 $ 0.02 $ (0.01)

Adjustments for Currency Rates ($ in 000s except per share amounts) (Unaudited) 5/7/2010 11 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended March 31, March 31, March 31, March 31, March 31, 2010 2009 Change Revenues $ 63,089 $ 63,032 $ 57 Costs and expenses: Operating costs 43,344 42,578 766 Depreciation and amortization expense 1,464 1,343 121 Selling, general and administrative expense 18,050 17,471 579 Operating income $ 231 $ 1,640 $ 1,409

Revenues Adjusted for Currency Rates ($ in 000s except percentages) (unaudited) 5/7/2010 13 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended March 31, March 31, March 31, March 31, March 31, 2010 2009 Change Revenues: Americas $ 31,567 $ 30,074 5% EMEA 26,261 27,199 -3% Asia-Pacific 8,607 5,759 49% Total revenues $ 66,435 $ 63,032 5% Currency adjusted revenues: Americas $ 31,567 $ 30,074 5% EMEA 24,388 27,199 -10% Asia-Pacific 7,134 5,759 24% Total currency adjusted revenues $ 63,089 $ 63,032 0%

Adjustments for Currency Rates ($ in 000s except percentages) (unaudited) 5/7/2010 15 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended March 31, March 31, March 31, March 31, March 31, 2010 2009 Change Operating income (loss) after allocation of headquarter costs: Operating income (loss) after allocation of headquarter costs: Americas Americas $ 1,446 $ 463 212% EMEA EMEA (2,246) 937 -340% Asia-Pacific Asia-Pacific 1,261 240 425% Adjusted operating income Adjusted operating income $ 461 $ 1,640 -72% Currency adjusted operating income (loss) after allocation of headquarter costs: Currency adjusted operating income (loss) after allocation of headquarter costs: Currency adjusted operating income (loss) after allocation of headquarter costs: Currency adjusted operating income (loss) after allocation of headquarter costs: Americas $ 1,446 $ 463 212% EMEA (2,283) 937 -344% Asia-Pacific 1,068 240 345% Currency adjusted operating income Currency adjusted operating income Currency adjusted operating income $ 231 $ 1,640 -86% Net income $ 391 $ 880 -56% Currency adjusted net income $ 342 $ 880 -61%

Condensed Consolidated Balance Sheets ($ in 000s) 5/7/2010 17 (unaudited) March 31, December 31, 2010 2009 Change Cash $ 31,418 $ 36,117 $ (4,699) Trade receivables, net 52,838 52,021 817 Inventories 27,880 26,827 1,053 Other current assets 8,040 9,085 (1,045) Total current assets 120,176 124,050 (3,874) Property and equipment, net 30,421 30,168 253 Other assets 20,431 20,771 (340) Total assets $ 171,028 $ 174,989 $ (3,961) Total current liabilities $ 41,834 $ 44,439 $ (2,605) Total long-term debt 30,107 30,139 (32) Other liabilities 14,284 15,081 (797) Total stockholders' equity 84,803 85,330 (527) Total liabilities and stockholders' equity $ 171,028 $ 174,989 $ (3,961)

Condensed Consolidated Cash Flows ($ in 000s) (unaudited) 5/7/2010 19 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended March 31, March 31, March 31, March 31, March 31, 2010 2009 Change Net income $ 391 $ 880 $ (489) Depreciation, amortization and other non-cash items 2,182 1,593 589 Working capital changes (4,521) 3,282 (7,803) Net cash (used in) provided by operating activities (1,948) 5,755 (7,703) Capital expenditures (2,365) (1,410) (955) Payments on debt (52) (119) 67 Other, net (36) 12 (48) Effect of exchange rate changes on cash (298) (361) 63 (Decrease) increase in cash and cash equivalents (4,699) 3,877 (8,576) Cash and cash equivalents at beginning of period 36,117 30,793 5,324 Cash and cash equivalents at end of period $ 31,418 $ 34,670 $ (3,252)

Furmanite Corporation Q1 2010 Operations Review Joseph E. Milliron, President and Chief Operating Officer 5/7/2010 21

Business and Geographic Data - Revenues (amounts in 000's except percentages) (unaudited) 5/7/2010 23 United Asia- States1 EMEA2 Pacific Total Three Months Ended March 31, 2010 Under Pressure Services $ 11,378 $ 9,555 $ 4,064 $ 24,997 37.6% Turnaround Services 15,363 10,636 3,718 29,717 44.7% Other Services 4,826 6,070 825 11,721 17.7% Total Revenue $ 31,567 $ 26,261 $ 8,607 $ 66,435 47.5% 39.5% 13.0% Three Months Ended March 31, 2009: Under Pressure Services $ 9,391 $ 9,731 $ 2,662 $ 21,784 34.5% Turnaround Services 15,482 10,774 2,404 28,660 45.5% Other Services 5,201 6,694 693 12,588 20.0% Total Revenue $ 30,074 $ 27,199 $ 5,759 $ 63,032 47.7% 43.2% 9.1% 1 U.S. and Canada 2 Europe, Middle East and Africa

25 5/7/2010 EMEA made up of three regions: Central Europe Scandinavia United Kingdom Rename Europe Operations; now EMEA (Europe, Middle East, Africa)

Central Europe Region 27 5/7/2010 BELGIUM THE NETHERLANDS FRANCE GERMANY Operating as a single entity Reducing costs Administrative efficiency Improving responsiveness Expanding customer coverage Expanding service lines

Scandinavia Region Headquartered in Norway Expanding the region geographically and operationally Adding new offices Denmark Sweden 5/7/2010 29

United Kingdom Region 31 5/7/2010 Area will serve All of the United Kingdom Africa The Caspian Sea Russia Middle East This area will also support the other two EMEA operations

Furmanite Corporation Review of Q1 2010 www.furmanite.com 33